UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): November 19, 2010
Commission File Number 1-9929
Insteel Industries, Inc.
(Exact name of registrant as specified in its charter)

North Carolina	56-0674867

(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1373 Boggs Drive, Mount Airy, North Carolina	27030

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (336) 786-2141
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-23.1
EX-99.1
EX-99.2

Explanatory Note
     As previously reported in a Current Report on Form 8-K under Items 2.01, 2.03 and 9.01 filed by Insteel Industries, Inc. (the “Company”) on November 22, 2010 (the “Form 8-K”), on November 19, 2010, the Company, through its wholly-owned subsidiary, Insteel Wire Products Company (together referred to as “Insteel”), entered into and consummated an Asset Purchase Agreement (the “Agreement”) with Ivy Steel & Wire, Inc. (“Ivy”) pursuant to which Insteel purchased certain assets for a purchase price of $51.1 million, subject to certain post-closing adjustments. In accordance with Items 9.01(a) and (b) of Form 8-K, the Company filed Amendment No. 1 to the Form 8-K (“Amendment No. 1”) on February 4, 2011 to include audited historical financial information for Ivy and unaudited pro forma condensed combined information for the Company.
     The Company is filing this Amendment No. 2 to the Form 8-K (“Amendment No. 2”) to reflect comments received from the Staff of the Securities and Exchange Commission (the “Staff”) relating to the unaudited pro forma condensed combined balance sheet of the Company as of October 2, 2010 and the unaudited pro forma condensed combined statement of operations of the Company for the year ended October 2, 2010 (the “Pro Forma Financial Information”), which was originally filed as Exhibit 99.2 to Amendment No. 1. The Pro Forma Financial Information, as revised to reflect the Staff’s comments, is attached hereto as Exhibit 99.2. The audited financial statements of Ivy and the notes related thereto for the fiscal years ended December 27, 2008 and December 26, 2009 and the nine-month period ended September 25, 2010 (the “Ivy Audited Financial Statements”) remain unchanged from what was filed as Exhibit 99.1 to Amendment No. 1, but are refiled and attached hereto as Exhibit 99.1. A newly issued consent of the independent auditor with respect to the Ivy Audited Financial Statements is attached hereto as Exhibit 23.1. Other than as set forth above, Amendment No. 2 does not amend any other Items of the Form 8-K or Amendment No. 1.
Item 9.01. Financial Statements and Exhibits
     (a) Financial Statements of Businesses Acquired.
     The combined balance sheets of Ivy as of September 25, 2010 and December 26, 2009 and the combined statements of operations and changes in owner’s net investment of Ivy for the nine-month period ended September 25, 2010 and the fiscal years ended December 26, 2009 and December 27, 2008, and the notes related thereto, are filed as Exhibit 99.1 to this Amendment No. 2 and are incorporated herein by reference.
     (b) Pro Forma Financial Information.
     In accordance with Item 9.01(b) of Form 8-K, the unaudited pro forma condensed combined information required pursuant to Article 11 of Regulation S-X is filed as Exhibit 99.2 to this Amendment No. 2 and is incorporated herein by reference.
     (d) Exhibits.

Exhibit No.	Description
23.1
Consent of Ernst & Young LLP, independent auditor, with respect to the audited combined financial statements of Ivy Steel & Wire and the accounts of Pilot Steel, collectively referred to as the Ivy Division of MMI Products, Inc. for the nine-month period ended September 25, 2010 and the fiscal years ended December 26, 2009 and December 27, 2008.

99.1
Audited combined financial statements of Ivy Steel & Wire and the accounts of Pilot Steel, collectively referred to as the Ivy Division of MMI Products, Inc. for the nine-month period ended September 25, 2010 and the fiscal years ended December 26, 2009 and December 27, 2008.

99.2
Unaudited pro forma condensed combined balance sheet of Insteel Industries, Inc. as of October 2, 2010, and the unaudited pro forma condensed combined statement of operations of Insteel Industries, Inc. for the year ended October 2, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INSTEEL INDUSTRIES, INC. Registrant
Date: March 31, 2011	By:	/s/ Michael C. Gazmarian
Michael C. Gazmarian
Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
23.1
Consent of Ernst & Young LLP, independent auditor, with respect to the audited combined financial statements of Ivy Steel & Wire and the accounts of Pilot Steel, collectively referred to as the Ivy Division of MMI Products, Inc. for the nine-month period ended September 25, 2010 and the fiscal years ended December 26, 2009 and December 27, 2008.

99.1
Audited combined financial statements of Ivy Steel & Wire and the accounts of Pilot Steel, collectively referred to as the Ivy Division of MMI Products, Inc. for the nine-month period ended September 25, 2010 and the fiscal years ended December 26, 2009 and December 27, 2008.

99.2
Unaudited pro forma condensed combined balance sheet of Insteel Industries, Inc. as of October 2, 2010, and the unaudited pro forma condensed combined statement of operations of Insteel Industries, Inc. for the year ended October 2, 2010.